UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JIVE SOFTWARE, INC.
(Exact Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Jive Software, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, May 23, 2012

The Proxy Statement, Annual Report and other proxy materials are available at:

http://www.proxyvoting.com/jive

You are receiving this notice because you hold shares of common stock of Jive Software, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 13, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688).
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/jive

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot return this notice to vote your shares.

Dear Jive Software, Inc. Stockholder:

The 2012 Annual Meeting of Stockholders of Jive Software, Inc. (the “Company”) will be held at the offices of Wilson Sonsini Goodrich & Rosati, P.C. located at 650 Page Mill Road, Palo Alto, CA 94304, on Wednesday, May 23, 2012, at 8:30 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To elect three Class I directors to serve until the 2015 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Nominees:

•	Jonathan G. Heiliger

•	Sundar Pichai

•	Matthew A. Tucker

(2)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

(3)	Advisory vote to approve named executive officer compensation.

(4)	Advisory vote on the frequency of future advisory votes to approve executive compensation.

The Board of Directors recommends a vote “FOR” the nominees listed above in Proposal 1, “FOR” Proposals 2 and 3 and “1 YEAR” on Proposal 4.

The Board of Directors has fixed the close of business on March 26, 2012 as the record date for the determination of stockholders entitled to receive notice of and to vote at the 2012 Annual Meeting or any adjournment(s) or postponement(s) thereof.

CONTROL NUMBER
i
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	g

16770

Stockholders of record as of March 26, 2012 are cordially invited and encouraged to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found at http://www.wsgr.com/WSGR/Display.aspx?SectionName=locations/loc_paloalto.htm.

Meeting Location:

Offices of Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304

The following materials are available for you to review online:

•	the Company’s 2012 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report for the year ended December 31, 2011; and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/jive

The Proxy Materials for Jive Software, Inc. are available to review at:

http://www.proxyvoting.com/jive

Please have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. Go to http://www.proxyvoting.com/jive to view our proxy materials. In the box labeled “To Vote Your Shares by Internet,” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side to vote your proxy electronically.

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